Exhibit 99.1

TE Connectivity announces results for second quarter of fiscal year 2019

Sales and earnings per share exceeded guidance; company raises full year earnings per share outlook

SCHAFFHAUSEN, Switzerland — April 24, 2019 — TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal second quarter, which ended March 29, 2019.

Second Quarter Highlights

•      Net sales of $3.4 billion, exceeding the company’s guidance

•      Diluted earnings per share (EPS) from continuing operations were $1.26, and adjusted EPS were $1.42, both exceeding the high-end of the company’s guidance

•      Cash flow from continuing operating activities was $555 million and free cash flow was $344 million, with $338 million returned to shareholders

•      Orders were $3.5 billion in the quarter, 4% higher than the first quarter of 2019

Second Quarter Results

For the second quarter, the company reported net sales of $3.4 billion, with diluted EPS from continuing operations of $1.26, and adjusted EPS were $1.42. Cash flow from continuing operating activities was $555 million and free cash flow was $344 million. Year-to-date cash flow from continuing operations was $883 million, up 37% from 2018, and free cash flow year-to-date was $413 million, a 44% improvement over the prior year. Total orders were $3.5 billion, up 4% sequentially with growth in all segments, and the book-to-bill ratio was 1.01.

“I’m proud of our execution in the second quarter where we delivered sales and earnings per share above our expectations and generated strong free cash flow, despite an expected slow market environment. Our Industrial segment grew 5 percent organically year-over-year, driven by strength in our aerospace, defense and medical businesses, and our Transportation segment’s content momentum allowed us to outperform automotive production weakness,” said Terrence Curtin, chief executive officer of TE Connectivity. “These results reflect the diversity of our industrial technology portfolio, multiple levers in our business model and the ability of our global teams to deliver for our customers and shareholders. As a result of strong second quarter profitability and a stable outlook for the second half of fiscal 2019, we are raising our earnings per share guidance for the full year.”

2019 Outlook

For the fiscal third quarter of 2019, the company expects net sales of $3.4 billion to $3.5 billion. Diluted EPS from continuing operations are expected to be $1.13 to $1.17, including net restructuring, acquisition-related and other charges of $0.28. The company expects adjusted EPS of $1.41 to $1.45.

For the full year, the company expects net sales of $13.55 billion to $13.75 billion. Diluted EPS from continuing operations are expected to be $4.88 to $4.98, including net restructuring, acquisition-related, tax and other charges of $0.67. The company expects adjusted EPS of $5.55 to $5.65.

Information about TE Connectivity’s use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures, see the attached tables.

Conference Call and Webcast

The company will hold a conference call today beginning at 8:30 a.m. ET. The dial-in information is provided here:

•      At TE Connectivity’s website: investors.te.com

•      By telephone: For both “listen-only” participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (800) 230-1093, and for international callers, the dial-in number is (612) 332-0107.

•      An audio replay of the conference call will be available beginning at 10:30 a.m. ET on April 24, 2019 and ending at 11:59 p.m. ET on May 1, 2019. The dial-in number for participants in the United States is (800) 475-6701. For participants outside the United States, the dial-in number is (320) 365-3844. The replay access code for all callers is 464389.

ABOUT TE CONNECTIVITY

TE Connectivity Ltd. is a $14 billion global technology and manufacturing leader creating a safer, sustainable, productive, and connected future. For more than 75 years, our connectivity and sensor solutions, proven in the harshest environments, have enabled advancements in transportation, industrial applications, medical technology, energy, data communications, and the home. With 80,000 employees, including more than 8,000 engineers, working alongside customers in approximately 140 countries, TE ensures that EVERY CONNECTION COUNTS. Learn more at www.te.com and on LinkedIn, Facebook, WeChat and Twitter.

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

•      Organic Net Sales Growth — represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

•      Adjusted Operating Income and Adjusted Operating Margin — represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.

•      Adjusted Other Income (Expense), Net — represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

•      Adjusted Income Tax Expense and Adjusted Effective Tax Rate — represent income tax expense and effective tax rate, respectively (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any.

•      Adjusted Income from Continuing Operations — represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

•      Adjusted Earnings Per Share — represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

•      Free Cash Flow (FCF) — is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations.

Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments.

In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation.  More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2018 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

# # #

Contacts:	Media Relations:	Investor Relations:
	B.J. Talley	Sujal Shah
	TE Connectivity	TE Connectivity
	610-893-9553	610-893-9790
	bj.talley@te.com	sujal.shah@te.com

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 29,	March 30,	March 29,	March 30,
	2019	2018	2019	2018
	(in millions, except per share data)
Net sales	$3,412	$3,562	$6,759	$6,898
Cost of sales	2,294	2,350	4,527	4,522
Gross margin	1,118	1,212	2,232	2,376
Selling, general, and administrative expenses	373	409	762	786
Research, development, and engineering expenses	166	173	327	338
Acquisition and integration costs	7	3	12	5
Restructuring and other charges, net	42	6	117	40
Operating income	530	621	1,014	1,207
Interest income	4	4	9	8
Interest expense	(15)	(28)	(42)	(54)
Other income, net	1	1	—	3
Income from continuing operations before income taxes	520	598	981	1,164
Income tax expense	(91)	(108)	(169)	(707)
Income from continuing operations	429	490	812	457
Income (loss) from discontinued operations, net of income taxes	10	—	(97)	(7)
Net income	$439	$490	$715	$450

Basic earnings per share:
Income from continuing operations	$1.27	$1.40	$2.39	$1.30
Income (loss) from discontinued operations	0.03	—	(0.29)	(0.02)
Net income	1.30	1.40	2.10	1.28

Diluted earnings per share:
Income from continuing operations	$1.26	$1.38	$2.37	$1.29
Income (loss) from discontinued operations	0.03	—	(0.28)	(0.02)
Net income	1.29	1.38	2.09	1.27

Weighted-average number of shares outstanding:
Basic	338	351	340	351
Diluted	340	354	342	355

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 29,	September 28,
	2019	2018
	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$565	$848
Accounts receivable, net of allowance for doubtful accounts of $24 and $22, respectively	2,463	2,361
Inventories	1,970	1,857
Prepaid expenses and other current assets	448	661
Assets held for sale	—	472
Total current assets	5,446	6,199
Property, plant, and equipment, net	3,596	3,497
Goodwill	5,626	5,684
Intangible assets, net	1,596	1,704
Deferred income taxes	2,607	2,144
Other assets	391	1,158
Total assets	$19,262	$20,386

Liabilities and shareholders’ equity
Current liabilities:
Short-term debt	$612	$963
Accounts payable	1,485	1,548
Accrued and other current liabilities	1,770	1,711
Liabilities held for sale	—	188
Total current liabilities	3,867	4,410
Long-term debt	3,370	3,037
Long-term pension and postretirement liabilities	1,081	1,102
Deferred income taxes	196	207
Income taxes	333	312
Other liabilities	421	487
Total liabilities	9,268	9,555
Commitments and contingencies
Shareholders’ equity:
Common shares, CHF 0.57 par value, 357,069,981 shares authorized and issued	157	157
Accumulated earnings	11,710	12,114
Treasury shares, at cost, 19,761,517 and 12,279,603 shares, respectively	(1,713)	(1,134)
Accumulated other comprehensive loss	(160)	(306)
Total shareholders’ equity	9,994	10,831
Total liabilities and shareholders’ equity	$19,262	$20,386

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 29,	March 30,	March 29,	March 30,
	2019	2018	2019	2018
	(in millions)
Cash flows from operating activities:
Net income	$439	$490	$715	$450
(Income) loss from discontinued operations, net of income taxes	(10)	—	97	7
Income from continuing operations	429	490	812	457
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	173	167	341	329
Deferred income taxes	(17)	(13)	(28)	497
Provision for losses on accounts receivable and inventories	5	8	28	25
Share-based compensation expense	15	23	38	51
Other	14	(11)	32	(17)
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(81)	(237)	(107)	(376)
Inventories	49	(50)	(70)	(227)
Prepaid expenses and other current assets	24	(60)	91	(105)
Accounts payable	(35)	23	(44)	184
Accrued and other current liabilities	(16)	29	(206)	(210)
Income taxes	6	(5)	21	2
Other	(11)	(2)	(25)	35
Net cash provided by continuing operating activities	555	362	883	645
Net cash provided by (used in) discontinued operating activities	1	15	(30)	82
Net cash provided by operating activities	556	377	853	727
Cash flows from investing activities:
Capital expenditures	(191)	(202)	(401)	(439)
Proceeds from sale of property, plant, and equipment	12	7	13	7
Proceeds from divestiture of discontinued operation, net of cash retained by sold operation	9	—	297	—
Other	5	(2)	8	(2)
Net cash used in continuing investing activities	(165)	(197)	(83)	(434)
Net cash used in discontinued investing activities	—	(4)	(2)	(8)
Net cash used in investing activities	(165)	(201)	(85)	(442)
Cash flows from financing activities:
Net increase (decrease) in commercial paper	27	(16)	90	225
Proceeds from issuance of debt	—	—	350	119
Repayment of debt	—	—	(441)	(708)
Proceeds from exercise of share options	10	40	17	94
Repurchase of common shares	(220)	(214)	(739)	(381)
Payment of common share dividends to shareholders	(149)	(140)	(299)	(281)
Transfers (to) from discontinued operations	1	11	(32)	74
Other	(1)	—	(30)	(32)
Net cash used in continuing financing activities	(332)	(319)	(1,084)	(890)
Net cash provided by (used in) discontinued financing activities	(1)	(11)	32	(74)
Net cash used in financing activities	(333)	(330)	(1,052)	(964)
Effect of currency translation on cash	2	9	1	20
Net increase (decrease) in cash, cash equivalents, and restricted cash	60	(145)	(283)	(659)
Cash, cash equivalents, and restricted cash at beginning of period	505	704	848	1,218
Cash, cash equivalents, and restricted cash at end of period	$565	$559	$565	$559

Supplemental cash flow information:
Interest paid	$33	$38	$52	$79
Income taxes paid, net of refunds	102	126	177	208

TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 29,	March 30,	March 29,	March 30,
	2019	2018	2019	2018
	(in millions)
Net cash provided by continuing operating activities	$555	$362	$883	$645
Excluding:
Receipts related to pre-separation U.S. tax matters, net	—	(5)	—	(5)
Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts	(32)	61	(82)	79
Capital expenditures, net	(179)	(195)	(388)	(432)
Free cash flow (1)	$344	$223	$413	$287

(1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended				For the Six Months Ended
	March 29,		March 30,		March 29,		March 30,
	2019		2018		2019		2018
	($ in millions)
	Net Sales		Net Sales		Net Sales		Net Sales
Transportation Solutions	$1,971		$2,134		$3,957		$4,166
Industrial Solutions	1,007		972		1,935		1,854
Communications Solutions	434		456		867		878
Total	$3,412		$3,562		$6,759		$6,898

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income	Margin	Income	Margin	Income	Margin
Transportation Solutions	$316	16.0%	$427	20.0%	$648	16.4%	$844	20.3%
Industrial Solutions	137	13.6	125	12.9	237	12.2	227	12.2
Communications Solutions	77	17.7	69	15.1	129	14.9	136	15.5
Total	$530	15.5%	$621	17.4%	$1,014	15.0%	$1,207	17.5%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$344	17.5%	$427	20.0%	$700	17.7%	$853	20.5%
Industrial Solutions	159	15.8	135	13.9	297	15.3	261	14.1
Communications Solutions	78	18.0	70	15.4	149	17.2	145	16.5
Total	$581	17.0%	$632	17.7%	$1,146	17.0%	$1,259	18.3%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (UNAUDITED)

	Change in Net Sales for the Quarter Ended March 29, 2019
	versus Net Sales for the Quarter Ended March 30, 2018
	Net		Organic Net
	Sales Growth		Sales Growth (1)		Translation (2)	Acquisition
	($ in millions)
Transportation Solutions (3):
Automotive	$(146)	(9.3)%	$(70)	(4.6)%	$(76)	$—
Commercial transportation	(9)	(2.7)	6	1.6	(15)	—
Sensors	(8)	(3.5)	2	1.0	(10)	—
Total	(163)	(7.6)	(62)	(2.9)	(101)	—
Industrial Solutions (3):
Industrial equipment	6	1.2	5	0.8	(20)	21
Aerospace, defense, oil, and gas	33	11.1	39	13.3	(6)	—
Energy	(4)	(2.2)	9	4.2	(13)	—
Total	35	3.6	53	5.4	(39)	21
Communications Solutions (3):
Data and devices	(7)	(2.7)	—	(0.1)	(7)	—
Appliances	(15)	(7.6)	(8)	(4.1)	(7)	—
Total	(22)	(4.8)	(8)	(1.8)	(14)	—
Total	$(150)	(4.2)%	$(17)	(0.5)%	$(154)	$21

	Change in Net Sales for the Six Months Ended March 29, 2019
	versus Net Sales for the Six Months Ended March 30, 2018
	Net		Organic Net
	Sales Growth		Sales Growth (1)		Translation (2)	Acquisition
	($ in millions)
Transportation Solutions (3):
Automotive	$(194)	(6.3)%	$(79)	(2.6)%	$(115)	$—
Commercial transportation	(12)	(1.9)	11	1.6	(23)	—
Sensors	(3)	(0.7)	10	2.3	(13)	—
Total	(209)	(5.0)	(58)	(1.4)	(151)	—
Industrial Solutions (3):
Industrial equipment	18	1.9	3	0.2	(27)	42
Aerospace, defense, oil, and gas	64	11.6	72	13.1	(8)	—
Energy	(1)	(0.3)	18	5.0	(19)	—
Total	81	4.4	93	5.0	(54)	42
Communications Solutions (3):
Data and devices	12	2.4	22	4.5	(10)	—
Appliances	(23)	(6.0)	(11)	(2.9)	(12)	—
Total	(11)	(1.3)	11	1.3	(22)	—
Total	$(139)	(2.0)%	$46	0.7%	$(227)	$42

(1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 29, 2019

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$316	$4	$24	$—	$344
Industrial Solutions	137	5	17	—	159
Communications Solutions	77	—	1	—	78
Total	$530	$9	$42	$—	$581

Operating margin	15.5%				17.0%

Other income, net	$1	$—	$—	$—	$1

Income tax expense	$(91)	$(2)	$(10)	$15	$(88)

Effective tax rate	17.5%				15.4%

Income from continuing operations	$429	$7	$32	$15	$483

Diluted earnings per share from continuing operations	$1.26	$0.02	$0.09	$0.04	$1.42

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 30, 2018

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Adjusted
	U.S. GAAP	Charges (1)	(Credits), Net (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$427	$2	$(2)	$427
Industrial Solutions	125	3	7	135
Communications Solutions	69	—	1	70
Total	$621	$5	$6	$632

Operating margin	17.4%			17.7%

Other income, net	$1	$—	$—	$1

Income tax expense	$(108)	$—	$1	$(107)

Effective tax rate	18.1%			17.6%

Income from continuing operations	$490	$5	$7	$502

Diluted earnings per share from continuing operations	$1.38	$0.01	$0.02	$1.42

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 29, 2019

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$648	$7	$45	$—	$700
Industrial Solutions	237	8	52	—	297
Communications Solutions	129	—	20	—	149
Total	$1,014	$15	$117	$—	$1,146

Operating margin	15.0%				17.0%

Income tax expense	$(169)	$(3)	$(29)	$15	$(186)

Effective tax rate	17.2%				16.7%

Income from continuing operations	$812	$12	$88	$15	$927

Diluted earnings per share from continuing operations	$2.37	$0.04	$0.26	$0.04	$2.71

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 30, 2018

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
		($in millions, except per share data)
Operating income:
Transportation Solutions	$844	$7	$2	$—	$853
Industrial Solutions	227	5	29	—	261
Communications Solutions	136	—	9	—	145
Total	$1,207	$12	$40	$—	$1,259

Operating margin	17.5%				18.3%

Other income, net	$3	$—	$—	$(1)	$2

Income tax expense	$(707)	$(2)	$(7)	$506	$(210)

Effective tax rate	60.7%				17.3%

Income from continuing operations	$457	$10	$33	$505	$1,005

Diluted earnings per share from continuing operations	$1.29	$0.03	$0.09	$1.42	$2.83

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 29, 2018

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)
		($ in millions, except per share data)
Operating income:
Transportation Solutions	$393	$2	$11	$406
Industrial Solutions	92	3	47	142
Communications Solutions	69	—	6	75
Total	$554	$5	$64	$623

Operating margin	15.5%			17.4%

Other expense, net	$(1)	$—	$—	$(1)

Income tax expense	$(77)	$(2)	$(20)	$(99)

Effective tax rate	14.5%			16.5%

Income from continuing operations	$453	$3	$44	$500

Diluted earnings per share from continuing operations	$1.29	$0.01	$0.13	$1.42

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 28, 2018

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
		($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,578	$12	$33	$—	$1,623
Industrial Solutions	465	10	80	—	555
Communications Solutions	288	—	13	—	301
Total	$2,331	$22	$126	$—	$2,479

Operating margin	16.7%				17.7%

Other income, net	$1	$—	$—	$(1)	$—

Income tax (expense) benefit	$344	$(5)	$(31)	$(716)	$(408)

Effective tax rate	(15.4)%				17.1%

Income from continuing operations	$2,584	$17	$95	$(717)	$1,979

Diluted earnings per share from continuing operations	$7.32	$0.05	$0.27	$(2.03)	$5.61

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $1,283 million net income tax benefit associated with the tax impacts of certain intercompany transactions and legal entity restructurings including an increase to the valuation allowance. Also includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of April 24, 2019

(UNAUDITED)

	Outlook for
	Quarter Ending
	June 28,	Outlook for
	2019	Fiscal 2019
Diluted earnings per share from continuing operations (GAAP)	$1.13 - $1.17	$4.88 - $4.98
Restructuring and other charges, net	0.26	0.55
Acquisition related charges	0.02	0.08
Tax items	—	0.04
Adjusted diluted earnings per share from continuing operations (non-GAAP) (1)	$1.41 - $1.45	$5.55 - $5.65

Net sales growth (GAAP)	(5)% -(2)%	(3)% -(1)%
Translation	3	3
(Acquisitions) divestitures, net	—	(1)
Organic net sales growth (non-GAAP) (1)	(2)% -1%	(1)% -1%

(1) See description of non-GAAP financial measures.